UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2019

_________________

22nd Century Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36338	98-0468420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8560 Main Street, Suite 4, Williamsville, New York (Address of Principal Executive Office)		14221 (Zip Code)
Registrant’s telephone number, including area code: (716) 270-1523

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.00001 par value	XXII	NYSE American

Item 5.02(c):	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2019, the Board of Directors of 22nd Century Group, Inc. (the “Company”) promoted Michael J. Zercher, the Company’s current Vice President of Business Development, to the position of Chief Operating Officer.

Mr. Zercher, age 48, has previously served as the Company’s Vice President of Business Development since September 2016. Mr. Zercher was previously the head of Santa Fe Natural Tobacco Company’s international business operations based in Santa Fe, New Mexico and Zurich, Switzerland from January 2003 to August 2009. Subsequently, Mr. Zercher was a self-employed consultant to entrepreneurs and high-growth businesses in the United States and Europe from September 2009 to September 2016 and the founder and owner of Santa Fe Hard Cider, LLC based in Santa Fe, New Mexico from December 2012 to September 2016. Mr. Zercher has more than twenty-five years of experience in the tobacco industry and other consumer packaged goods industries in general management, marketing, sales, operations and business development in the United States, Europe and Asia.

The new compensation and employment agreement of Mr. Zercher are in the process of being finalized and will be disclosed in a subsequent Form 8-K.

There are no family relationships between Mr. Zercher and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Additionally, there have been no transactions involving Mr. Zercher that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01(d):	Financial Statements and Exhibits.

Exhibit 99.1	Press release, dated June 14, 2019, announcing the promotion of Mr. Zercher to Chief Operating Officer of 22nd Century Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

22nd Century Group, Inc.

/s/ Thomas L. James, Esq.
Date: June 14, 2019	Thomas L. James, Esq.
Vice President, General Counsel and Secretary